UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34820

Delaware	26-0426107
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

30 Hudson Yards
New York, New York 10001
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant’s principal executive office.)

9 West 57th Street, Suite 4200
New York, New York 10019
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.75% Series A Preferred Stock	KKR PR A	New York Stock Exchange
6.50% Series B Preferred Stock	KKR PR B	New York Stock Exchange
6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 1, 2021, KKR & Co. Inc. (together with its subsidiaries, “KKR”) completed the acquisition of Global Atlantic Financial Group Limited (“Global Atlantic”) by Magnolia Parent LLC (“Parent”), a KKR subsidiary, as contemplated by the Agreement and Plan of Merger, dated July 7, 2020 (as amended, the “Merger Agreement”), by and among Global Atlantic, Global Atlantic Financial Life Limited (“GA Life”), Parent, Magnolia Merger Sub Limited (“Merger Sub”), LAMC LP, and Goldman Sachs & Co. LLC, solely in its capacity as the Equity Representative. The total purchase price for the transaction was $4.7 billion, subject to certain post-closing purchase price adjustments as provided in the Merger Agreement.

At the closing of the transaction (the “Closing”), Merger Sub (a direct wholly-owned subsidiary of Parent) merged with and into Global Atlantic (the “GA Merger”), with Global Atlantic continuing as the surviving entity and as a direct wholly-owned subsidiary of Parent, and immediately thereafter, GA Life merged with and into Global Atlantic (the “Life Merger” and, together with the GA Merger, the “Mergers”).

In connection with the Closing, Parent changed its name to The Global Atlantic Financial Group LLC (“TGAFG”) and became the new holding company of Global Atlantic’s business.  Also in connection with the Closing, certain previous shareholders of Global Atlantic elected to participate in an equity roll-over to become shareholders of TGAFG, and new co-investors agreed to fund in cash a portion of the purchase price to become shareholders of TGAFG. Following these roll-overs and co-investments,  KKR owns 61.1% of TGAFG as of the Closing, which percentage is subject to change due to certain post-closing purchase price adjustments as provided in the Merger Agreement.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms.  It is not intended to be a source of financial, business or operational information about KKR, Global Atlantic or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders.  Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of KKR, Global Atlantic or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure

On February 1, 2021, KKR and Global Atlantic issued a joint press release announcing the Closing.  The joint press release is furnished herewith as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

Following the Closing, KKR & Co. Inc. issued 0.96 million newly issued shares of its common stock for an aggregate purchase price equal to $38.5 million to certain members of Global Atlantic’s senior management who agreed to invest a portion of their proceeds from the Mergers into KKR & Co. Inc. common stock.  These members of Global Atlantic’s senior management agreed not to transfer the shares received in this issuance for a three-year period following the Closing, subject to certain exceptions, and to continue to own at least 25% of such shares so long as such person is employed with Global Atlantic.  In connection with such issuance, KKR & Co. Inc. filed a prospectus supplement relating to the resale of such shares of common stock, and certain exhibits have been included in this Current Report on Form 8-K for such filing.

Item 9.01	Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)  Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of July 7, 2020, by and among Global Atlantic Financial Group Limited, Global Atlantic Financial Life Limited, Magnolia Merger Sub Limited, Magnolia Parent LLC, and solely for Section 2.10(a) thereunder, LAMC LP, and Goldman Sachs & Co. LLC, solely as the Equity Representative (incorporated by reference to Exhibit 2.1 to KKR & Co. Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2020)

5.1	Opinion of Simpson Thacher & Bartlett LLP relating to the prospectus supplement of KKR & Co. Inc. filed on February 2, 2021
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)
99.1	Joint press release (this exhibit is furnished and not filed)
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

KKR & CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

Date: February 2, 2021